EXHIBIT 10.3
EXECUTION COPY
          AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT dated as of September 26, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among each of the subsidiaries listed on Schedule I hereto (each such subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of LUMINENT MORTGAGE CAPITAL, INC., a Maryland corporation (the “Borrower”), and ARCO CAPITAL CORPORATION LTD., a corporation organized under the laws of the Cayman Islands, as lender and secured party (the “Secured Party”).
INTRODUCTORY STATEMENT
          The Borrower has entered into a Credit Agreement, dated as of August 21, 2007, as amended by the Amendment to Credit Agreement, dated as of September 12, 2007, the Second Amendment to Credit Agreement, dated as of September 20, 2007 and the Third Amendment to Credit Agreement, dated as of September 21, 2007 (as such agreement may be further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Existing Credit Agreement”) with the Secured Party, pursuant to which, among other things, the Secured Party made loans or otherwise extended credit to the Borrower upon the terms and subject to the conditions specified in the Existing Credit Agreement.
          The Borrower has entered into an Amended and Restated Credit Agreement, dated as of September 26, 2007 (as such agreement may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”) with the Secured Party, pursuant to which, among other things, the Borrower has requested, and the Secured Party has agreed, to amend and restate the Existing Credit Agreement upon the terms and subject to the conditions specified in the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
          Each of the Guarantors is a direct or indirect wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the extension of credit by the Secured Party under the Credit Agreement. The obligations of the Secured Party to make loans under the Credit Agreement are conditioned on, among other things, the execution and delivery by the Guarantors of a Subsidiary Guarantee Agreement in the form hereof.
          Accordingly, the parties hereto agree as follows:
          SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Party under the Credit Agreement and the other Related Documents, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other

Related Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the “Obligations”). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.
          SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives diligence, presentment to, demand of payment from, filing of claims with a court in the event of receivership or bankruptcy of the Borrower or any other guarantor of the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of its guarantee, the benefits of all statutes of limitations, and all other demands whatsoever except as specifically provided herein. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected, irrespective of:
          (i) the failure of the Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other guarantor under the provisions of the Credit Agreement, any other Related Document or otherwise;
          (ii) any extension or renewal or any other indulgence in relation to any provision hereof or thereof;
          (iii) any rescission, waiver, compromise, acceleration, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Related Document, any guarantee or any other agreement, including with respect to any other Guarantor under this Agreement;
          (iv) the release, exchange, waiver or foreclosure of any of the security held by or on behalf of the Secured Party;
          (v) the failure of the Secured Party to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any of the security or collateral held by or on behalf of the Secured Party for the Obligations;
          (vi) the election by, or on behalf of the Secured Party, in any proceeding instituted with respect to the Borrower or any Guarantor under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;
          (vii) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code; and
          (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Secured Party for repayment of all or any part of the Obligations.
          SECTION 3. Security. Each of the Guarantors authorizes the Secured Party to (a) take and hold security for the payment of this guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine (c) release or substitute any one or more endorsees, other guarantors or other obligors and (d) to exercise any other rights available to the Secured Party. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of each of the Guarantors hereunder.

          SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of performance and of payment when due and not of collection, and waives any right to require that any resort be had by the Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Secured Party in favor of the Borrower or any other Person.
          SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Related Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).
          SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the lack of genuineness, validity, regularity or the enforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Secured Party may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.
          SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any Guarantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Party and shall forthwith be paid to the Secured Party to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Related Documents.
          SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that the Secured Party will not have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.
          SECTION 9. Representations and Warranties of Guarantors. The Guarantors jointly and severally represent and warrant to the Secured Party, as follows:
     (i) Existence and Power. (a) Each of the Guarantors is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business and is in good standing in all other jurisdictions where both (1) the nature of its properties or business so requires and (2) the failure to be in good standing could reasonably be expected to result in a Material Adverse Effect.
          (b) Each of the Guarantors has the power and authority (1) to own its respective properties and to carry on its respective business as now being, or as now intended to be, conducted, (2) to execute, deliver and perform, as applicable, its obligations under this Agreement and the other Related Documents to which it is a party, and (3) to guaranty the Obligations as contemplated by this Agreement and the other Related Documents to which it is a party.
     (ii) Authority and No Violation. The execution, delivery and performance of this Agreement and the other Related Documents to which it is a party, by each Guarantor and the guaranty of the Obligations as contemplated by this Agreement and the other Related Documents to which it is a party, by each Guarantor (a) have been duly authorized by all necessary corporate or other similar action on the part of each such Guarantor and by all necessary stockholder or other similar action, (b) will not constitute a violation of any provision of applicable law or a violation of any order of any governmental authority applicable to such Guarantor or any of its respective properties or assets, in each case, that could reasonably be expected to result in a Material Adverse Effect, (c) will not violate any provision of the certificate of incorporation or by-laws (or such other organizational and governing documents as may be applicable) of any Guarantor, or any provision of any indenture, bond, note, mortgage, deed of trust, or any other instrument or agreement to which such Guarantor is a party or subject, or by which such Guarantor or any of its respective properties or assets are bound, (d) will not be in conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any such indenture, bond, note, mortgage, deed of trust, or other instrument or agreement, or give rise to any right under any of the foregoing to require any payment to be made by any Guarantor, and (e) will not result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of any of the Guarantors or any subsidiary of a Guarantor, other than pursuant to the Security Documents.
     (iii) Governmental Approval. All authorizations, orders, consents, licenses, registrations, filings or other approvals from or with any governmental authority required for the execution, delivery and performance by any Guarantor of this Agreement have been duly obtained or made, and are in full force and effect.

     (iv) Binding Agreements. Each Guarantor has duly executed and delivered this Agreement and each Related Document to which it is a party. This Agreement and each such Related Document to which such Guarantor is a party, constitutes the legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.
          SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been paid in full in cash, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Secured Party or any Guarantor or upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In connection with the foregoing, the Secured Party shall execute and deliver to such Guarantor or Guarantor’s designee, at such Guarantor’s expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.
          SECTION 11. Change of Name. Any change or changes in the name of, or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) of the Borrower or its respective business shall not affect or in any way limit or lessen the liability of each of the Guarantors hereunder. The Guarantee shall extend to any Person acquiring or from time to time carrying on the business of a Borrower.
          SECTION 12. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Secured Party, and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon such Guarantor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Secured Party, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.
          SECTION 13. Waivers; Amendment. (a) No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

          (a) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Secured Party.
          SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
          SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in Schedule I.
          SECTION 16. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Related Document shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of the Related Documents, regardless of any investigation made by the Secured Party or on its behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Related Document is outstanding and unpaid.
          (a) In the event any one or more of the provisions contained in this Agreement or in any other Related Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 11), and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 18. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.
          SECTION 19. Representations and Warranties of Secured Party. The Secured Party represents and warrants to the Guarantors that it is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended.
          SECTION 20. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the borough of Manhattan of New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Related Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Related Documents against any Guarantor or its properties in the courts of any jurisdiction.
          (a) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Related Documents in any such New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 21. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER RELATED DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER RELATED DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.
          SECTION 22. Additional Guarantors. Each Restricted Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a Restricted Subsidiary of the Borrower. Upon execution and delivery after the date hereof by the Secured Party and such Restricted Subsidiary of an instrument in the form of Annex 1, such Restricted Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.
          SECTION 23. Right of Setoff. If an Event of Default shall have occurred and be continuing, the Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Related Documents held by the Secured Party, irrespective of whether or not the Secured Party shall have made any demand under this Agreement or any other Related Document and although such obligations may be unmatured. The rights of the Secured

Party under this Section 23 are in addition to other rights and remedies (including other rights of setoff) which the Secured Party may have.
          SECTION 24. Advice of Counsel. Each Guarantor represents and warrants to the Secured Party that it has discussed this Agreement and, specifically, the provisions of Sections 14, 20 and 21, with the Guarantor’s lawyers.
          SECTION 25. Limitation on Guarantee Amount, etc. Notwithstanding any other provision of any Related Document, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Agreement shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any applicable law relating to fraud on creditors. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which such Guarantor may have under this Agreement, any other agreement or applicable law shall be taken into account.
          SECTION 26. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under any Related Document is stayed upon the insolvency, bankruptcy or reorganization of such party, all such amounts otherwise subject to acceleration under the terms of such Related Document shall nonetheless be payable by each of the Guarantors under this Agreement forthwith on demand by the Secured Party.
          SECTION 27. No Marshaling; Reinstatement. Each Guarantor consents and agrees that neither the Secured Party nor any Person acting for or on behalf of the Secured Party shall be under any obligation to marshal any assets in favor of any of the Guarantors or against or in payment of any or all of the Obligations. Each Guarantor further agrees that, to the extent that the Borrower, any of the Guarantors or any other guarantor of all or any part of the Obligations make a payment or payments to the Secured Party, or the Secured Party receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, any of the Guarantors, such other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including without limitation, each of the Guarantors, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO, MERCURY MORTGAGE FINANCE STATUTORY TRUST
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President

LUMINENT CAPITAL MANAGEMENT, INC.
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President and Treasurer

PANTHEON HOLDING COMPANY, INC.
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	Chief Executive Officer and Corporate Secretary

PROSERPINE LLC
By:	/s/ S. Trezevant Moore, Jr.
	Name:	S. Trezevant Moore, Jr.
	Title:	President

MAIA MORTGAGE FINANCE STATUTORY TRUST
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President

SATURN PORTFOLIO MANAGEMENT, INC.
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President and Treasurer
SIGNATURE PAGE FOR AMENDED AND
RESTATED SUBSIDIARY GUARANTEE AGREEMENT

MINERVA MORTGAGE FINANCE CORPORATION
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President and Chief Financial Officer

MINERVA CDO DELAWARE SPV LLC
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	Treasurer and Assistant Secretary
SIGNATURE PAGE FOR AMENDED AND
RESTATED SUBSIDIARY GUARANTEE AGREEMENT

ARCO CAPITAL CORPORATION LTD., as Secured Party,
By:	/s/ Jay Johnston
	Name:	Jay Johnston
	Title:	Chief Executive Officer
SIGNATURE PAGE FOR AMENDED AND
RESTATED SUBSIDIARY GUARANTEE AGREEMENT

SCHEDULE I TO THE AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT

Guarantor	Address

Mercury Mortgage Finance Statutory Trust	101 California Street, Suite 1350
San Francisco, California 94111

Luminent Capital Management, Inc.	101 California Street, Suite 1350
San Francisco, California 94111

Pantheon Holding Company, Inc.	101 California Street, Suite 1350
San Francisco, California 94111

Proserpine LLC	One Commerce Square
2005 Market Street, 21st Floor
Philadelphia, Pennsylvania 19103-7013

Maia Mortgage Finance Statutory Trust	101 California Street, Suite 1350
San Francisco, California 94111

Saturn Portfolio Management, Inc.	101 California Street, Suite 1350
San Francisco, California 94111

Minerva Mortgage Finance Corporation	101 California Street, Suite 1350
San Francisco, California 94111

Minerva CDO Delaware SPV LLC	101 California Street, Suite 1350
San Francisco, California 94111

ANNEX 1 TO THE AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT
          SUPPLEMENT NO. [                    ] dated as of [                    ], to the Amended and Restated Subsidiary Guarantee Agreement (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) dated as of [                    ], among each of the subsidiaries listed on Schedule I thereto (each such subsidiary individually, a “Guarantor” and, collectively, the “Guarantors”) of LUMINENT MORTGAGE CAPITAL, INC., a Maryland corporation (the “Borrower”), and ARCO CAPITAL CORPORATION LTD., a corporation organized under the laws of the Cayman Islands, as lender and secured party (the “Secured Party”).
          A. Reference is made to the Credit Agreement, dated as of August 21, 2007, as amended by Amendment to Credit Agreement, dated as of September 12, 2007, the Second Amendment to Credit Agreement, dated as of September 20, 2007 and the Third Amendment to Credit Agreement, dated as of September 21, 2007 (as such agreement may be further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Existing Credit Agreement”) between the Borrower and the Secured Party, pursuant to which, among other things, the Secured Party made loans or otherwise extended credit to the Borrower upon the terms and subject to the conditions specified in the Credit Agreement.
          B. Reference is made to the Amended and Restated Credit Agreement, dated as of September 26, 2007 (as such agreement may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”) between the Borrower and the Secured Party, pursuant to which, among other things, the Borrower has requested, and the Secured Party has agreed, to amend and restate the Existing Credit Agreement upon the terms and subject to the conditions specified in the Credit Agreement.
          C. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.
          D. The Guarantors have entered into the Guarantee Agreement in order to induce the Secured Party make loans under the Credit Agreement. Each Restricted Subsidiary of the Borrower that was not in existence or not a Restricted Subsidiary of the Borrower on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Restricted Subsidiary of the Borrower. Section 22 of the Guarantee Agreement provides that additional Restricted Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary of the Borrower (the “New Guarantor”) is executing this Supplement to become a Guarantor under the Guarantee Agreement as consideration for the Loans previously made.
          Accordingly, the Secured Party and the New Guarantor agree as follows:
          SECTION 1. In accordance with Section 22 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guarantee

Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.
          SECTION 2. The New Guarantor represents and warrants to the Secured Party that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 3. The Secured Party represents and warrants to the New Guarantor that it is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended.
          SECTION 4. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Secured Party shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Secured Party. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.
          SECTION 5. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.
          SECTION 9. The New Guarantor agrees to reimburse the Secured Party for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Secured Party.

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          IN WITNESS WHEREOF, the New Guarantor and the Secured Party have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[Name of New Guarantor],
By:
Name:
Title:
Address:

ARCO CAPITAL CORPORATION LTD., as Secured Party,
By:
Name:
Title:

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